UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2026

WOLFSPEED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Indenture and Notes

On March 26, 2026, Wolfspeed, Inc. (the “Company”) issued $379,000,000 aggregate principal amount of its 3.5% Convertible 1.5 Lien Senior Secured Notes due 2031 (the “Notes”) in a private placement (the “Notes Placement”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of March 26, 2026, among the Company, Wolfspeed Texas LLC (“Wolfspeed Texas”), as subsidiary guarantor (in such capacity, the “Guarantor”), and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”).

The Notes are guaranteed on a senior basis by the Guarantor, and the Notes and the related guarantee by the Guarantor are senior, secured obligations of the Company and the Guarantor, secured by substantially all assets of the Company and the Guarantor (the “Collateral”). The Notes and related guarantee are effectively subordinated to all secured indebtedness of the Company and the Guarantor that is secured by a lien on the Collateral that is senior or prior to the lien on the Collateral securing the Notes (including obligations under the Company’s existing Senior Secured Notes due 2030 (the “Senior Notes”)) and are effectively senior to all indebtedness of the Company and the Guarantor that is not secured by a lien on the Collateral, or that is secured by a lien ranking junior to the lien on the Collateral securing the Notes (including the Company’s existing 2.5% Convertible Second Lien Senior Secured Notes due 2031 and 7.00%/12.00% Second Lien Senior Secured PIK Toggle Notes due 2031).

The Notes bear cash interest at a rate of 3.5% per year. Interest is payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2026. The Notes mature on March 15, 2031, unless earlier repurchased, redeemed or converted.

Noteholders have the right to convert their Notes at any time at their election (subject to certain limitations) until the close of business on the second scheduled trading day immediately before the maturity date. The initial conversion rate for the Notes is 49.6623 shares of the Company’s common stock, par value $0.00125 per share (the “Common Stock”), per $1,000 principal amount of the Notes (which is equivalent to an initial conversion price of approximately $20.14 per share of Common Stock, which represents a conversion premium of approximately 20.0% over the last reported sale price of $16.78 per share of Common Stock on the New York Stock Exchange on March 18, 2026), and is subject to customary anti-dilution adjustments. Conversions of the Notes will be settled in cash, shares of Common Stock or a combination thereof, at the Company’s election.

If a “Fundamental Change” (as defined in the Indenture) occurs, then, subject to limited exceptions, noteholders may require the Company to repurchase their Notes for cash at a repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the applicable repurchase date. The definition of “Fundamental Change” includes certain business combination transactions involving the Company and certain de-listing events with respect to the Common Stock.

The Notes are redeemable, in whole or in part, for cash at the Company’s option at any time, and from time to time, on or after March 20, 2028, and on or before the 35th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Common Stock exceeds 175% of the conversion price for a certain period of time if the redemption date occurs on or before March 19, 2029 and 130% of the conversion price for a certain period of time if the redemption occurs on or after March 20, 2029, in each case subject to the satisfaction of certain conditions. The redemption price will be equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The above description of the Indenture and the Notes is a summary and is not complete. A copy of the Indenture, and the form of the certificate representing the Notes, are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Indenture and the Notes set forth in such exhibits.

1L Supplemental Indenture

In connection with the Company’s entrance into the Indenture and the issuance of the Notes, the Company entered into that certain First Supplemental Indenture (the “1L Supplemental Indenture”), dated as of March 26, 2026, among the Company, Wolfspeed

Texas, as subsidiary guarantor (in such capacity, the “1L Guarantor”), and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such capacities, the “1L Indenture Agent”) to amend and waive certain provisions of that certain Indenture, dated as of September 29, 2025, by and among the Company, the 1L Guarantor and the 1L Indenture Agent governing the Senior Notes (the “1L Indenture”) and to permit the Company and the 1L Guarantor to enter into the Indenture and the Company to issue the Notes.

The above description of the 1L Supplemental Indenture is a summary and is not complete. A copy of the 1L Supplemental Indenture is filed as Exhibit 4.3 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the 1L Supplemental Indenture set forth in such exhibit.

2L Supplemental Indentures

In connection with the Company’s entrance into the Indenture and the issuance of the Notes, the Company entered into that certain First Supplemental Indenture (the “2L Non-Renesas Supplemental Indenture”), dated as of March 26, 2026, among the Company, Wolfspeed Texas, as subsidiary guarantor (in such capacity, the “2L Non-Renesas Guarantor”), and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such capacities, the “2L Non-Renesas Agent”) to supplement and amend certain covenants of the Company under that certain Indenture, dated as of September 29, 2025, by and among the Company, the 2L Non-Renesas Guarantor and the 2L Non-Renesas Agent governing the Company’s outstanding 2.5% Convertible Second-Lien Senior Secured Notes due 2031 (the “2L Non-Renesas Indenture”).

In addition, the Company entered into that certain First Supplemental Indenture (the “2L Renesas Supplemental Indenture”), dated as of March 26, 2026, among the Company, Wolfspeed Texas, as subsidiary guarantor (in such capacity, the “2L Renesas Guarantor”), and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such capacities, the “2L Renesas Agent”) to supplement and amend certain covenants of the Company under that certain Indenture, dated as of September 29, 2025, by and among the Company, the 2L Renesas Guarantor and the 2L Renesas Agent governing the Company’s outstanding 2.5% Convertible Second-Lien Senior Secured Notes due 2031 (the “2L Renesas Indenture”) initially issued to Renesas Electronics America Inc. on September 29, 2025.

In addition, the Company entered into that certain First Supplemental Indenture (the “Toggle Notes 2L Supplemental Indenture”), dated as of March 26, 2026, among the Company, Wolfspeed Texas, as subsidiary guarantor (in such capacity, the “Toggle Notes 2L Guarantor”), and U.S. Bank Trust Company, National Association, as trustee and collateral agent (in such capacities, the “Toggle Notes 2L Agent”) to supplement and amend certain covenants of the Company under that certain Indenture, dated as of September 29, 2025, by and among the Company, the Toggle Notes 2L Guarantor and the Toggle Notes 2L Agent governing the Company’s outstanding 7.00%/12.00% Second Lien Senior Secured PIK Toggle Notes due 2031 (the “2L Toggle Indenture” and together with the 2L Non-Renesas Indenture and the 2L Renesas Indenture, the “2L Indentures”).

The above description of the 2L Non-Renesas Supplemental Indenture, 2L Renesas Supplemental Indenture and Toggle Notes 2L Supplemental Indenture is a summary and is not complete. Copies of the 2L Non-Renesas Supplemental Indenture, 2L Renesas Supplemental Indenture and Toggle Notes 2L Supplemental Indenture are filed as Exhibits 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the 2L Non-Renesas Supplemental Indenture, 2L Renesas Supplemental Indenture and Toggle Notes 2L Supplemental Indenture set forth in such exhibits.

Intercreditor Agreement

In connection with the Company’s entrance into the Indenture, the Company, the trustees and the collateral agents under the Indenture and the 1L Indenture entered into a First Lien/1.5 Lien Intercreditor Agreement (the “Intercreditor Agreement”), dated as of March 26, 2026, which sets forth the respective rights on the shared collateral between the noteholders under the Notes, on the one hand, and the noteholders under the Senior Notes, on the other hand. Additionally, the Company, the Trustee and the Collateral Agent entered into that certain Joinder Agreement, dated as of March 26, 2026, pursuant to which the Trustee and the Collateral Agent joined the existing First Lien/Second Lien Intercreditor Agreement, dated as of September 29, 2025, which sets forth the respective rights on the shared collateral between the noteholders under the 1L Indenture, as first lien creditors, on the one hand, and the noteholders under the 2L Indenture, as second lien creditors, on the other hand.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information regarding the Notes Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Interests.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Notes Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed on March 19, 2026, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors in connection with a private placement offering (such private placement, together with the Notes Placement, the “Private Placements”) of shares of Common Stock and pre-funded warrants to purchase Common Stock. On March 26, 2026, pursuant to the terms of the Securities Purchase Agreement, the Company issued and sold an aggregate of 3,250,030 shares of Common Stock (the “Shares”) and pre-funded warrants (the “Pre-Funded Warrants” and, together with the Shares and the Notes, the “Securities”) to purchase up to 2,000,000 shares of Common Stock. The price per Share was $18.458, and the price per Pre-Funded Warrant was $18.448, for aggregate gross proceeds of approximately $96.9 million.

The Pre-Funded Warrants have an exercise price of $0.01 per underlying share of Common Stock, exercisable at any time until each is fully exercised, and will not expire until each is fully exercised, subject to the ownership limitations described below. The number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock, as well as upon certain distributions of assets, including cash, stock or other property, to the Company’s stockholders. The Pre-Funded Warrants include a beneficial ownership blocker that provides that the holder may not exercise (nor may the Company allow the exercise of) such Pre-Funded Warrant if, upon giving effect to such exercise, such exercise would cause the aggregate number of shares of Common Stock beneficially owned by the holder (together with affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to exceed 9.99% of the total number of the then issued and outstanding shares of Common Stock as determined in accordance with the terms of each Pre-Funded Warrant; provided that the Pre-Funded Warrant holder may decrease (and later increase) such percentage to a percentage not in excess of 9.99% effective on or after the 61st day after notice of such increase or decrease is delivered to the Company. The above description of the Pre-Funded Warrants is a summary and is not complete. A form of the Pre-Funded Warrant is filed as Exhibit 4.7 to this Current Report on Form 8-K, and the foregoing summary is qualified by reference to the terms of the Pre-Funded Warrant set forth in such exhibit.

The offer and sale of the Securities and the shares of Common Stock underlying the Pre-Funded Warrants and the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued the Securities in reliance on exemptions from registration provided for under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. Any shares of Common Stock that may be issued upon exercise of the Pre-Funded Warrants will be issued in reliance upon Section 4(a)(2) or Section 3(a)(9) of the Securities Act, and any shares of Common Stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act. Initially, a maximum of 22,586,391 shares of Common Stock may be issued upon conversion of the Notes, based on the initial maximum conversion rate of 59.5947 shares per $1,000 principal amount of the Notes, which is subject to customary anti-dilution adjustment provisions.

Item 8.01. Other Events

Concurrent Optional Redemption of Senior Notes

On March 26, 2026, the Company used all of the aggregate gross proceeds from the Private Placements to redeem approximately $475.9 million of the outstanding Senior Notes. In connection with such redemption and in accordance with the terms of the Senior Notes and the 1L Indenture, the Company concurrently made a cash payment of approximately $48.5 million, consisting of a make-whole premium of approximately $47.0 million and accrued and unpaid interest of approximately $1.5 million, using cash on hand.

Press Release

On March 26, 2026, the Company issued a press release announcing the closing of the Private Placements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The documents and other information available via the Company’s website are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein. The Company also announced that, as of March 26, 2026, the Company maintained a balance of cash, cash equivalents and short-term investments of approximately $1.0 billion.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Securities or the shares of Common Stock, if any, issuable upon exercise of the Pre-Funded Warrants or the conversion of the Notes.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1*	Indenture, dated as of March 26, 2026, by and among Wolfspeed, Inc., the Subsidiary Guarantor party thereto from time to time and U.S. Bank Trust Company, National Association

4.2	Form of 3.5% Convertible 1.5 Lien Senior Secured Notes due 2031 (included as Exhibit A to Exhibit 4.1).

4.3	First Supplemental Indenture, dated as of March 26, 2026, among Wolfspeed, Inc., the Subsidiary Guarantor party thereto and U.S. Bank Trust Company, National Association

4.4	First Supplemental Indenture, dated as of March 26, 2026, among Wolfspeed, Inc., the Subsidiary Guarantor party thereto and U.S. Bank Trust Company, National Association

4.5	First Supplemental Indenture, dated as of March 26, 2026, among Wolfspeed, Inc., the Subsidiary Guarantor party thereto and U.S. Bank Trust Company, National Association

4.6	First Supplemental Indenture, dated as of March 26, 2026, among Wolfspeed, Inc., the Subsidiary Guarantor party thereto and U.S. Bank Trust Company, National Association

4.7^	Form of Pre-Funded Warrant

99.1	Press Release, dated March 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act. The registrant undertakes to furnish a copy of all omitted schedules and similar attachments to the SEC upon its request.

^	Incorporated by reference from Exhibit 4.1 of the Company’s Current Report on Form 8-K filed on March 19, 2026 (File No. 001-40863).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett Senior Vice President and General Counsel

Date: March 26, 2026